UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): August 16, 2022

ARGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31756	13-1947195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 201, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 315-0027

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock, $0.15 Par Value	AGX	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) The Board of Directors (the “Board”) of Argan, Inc. (the “Company”) has promoted David H. Watson, age 46, to be the Company’s President and Chief Executive Officer (“CEO”) and has appointed him to the Board of Directors, effective August 16, 2022. Mr. Watson has served as the Company’s Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary since October 2015.

Mr. Watson will replace Rainer H. Bosselmann, who is retiring from the CEO and Chairman of the Board positions but who will continue to serve as a member of the Board. Mr. Bosselmann has entered into a Retirement Agreement with the Company, effective August 16, 2022, that allows for payment of $225,000 per annum and benefits for three years. A copy of Mr. Bosselmann’s Retirement Agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference. Mr. Bosselmann’s retirement is not due to a disagreement with the Company or any of the members of the Board regarding the Company’s operations, policies or practices.

The Board has also promoted Richard H. Deily, age 68, to the position of Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary effective August 16, 2022. Mr. Deily was hired by the Company in October 2007 and has served the Company as its Vice President, Corporate Controller, since January 2015.

Compensation arrangements for Mr. Watson and Mr. Deily are being considered by the Board and corresponding employment agreements will be filed with an amendment to this Current Report on Form 8-K when they are executed.

Lastly, the Board has also appointed current Board member William F. Leimkuhler as Chairman of the Board, effective August 16, 2022.

On August 18, 2022, the Company issued a press release announcing the above-described changes. A copy of Argan’s press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

10.1	Retirement Agreement dated as of August 16, 2022 by and between Argan, Inc. and Rainer H. Bosselmann
99.1	Press Release issued by Argan on August 18, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: August 18, 2022	By:	/s/ David H. Watson
David H. Watson
President and Chief Executive Officer